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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2003	Commission File Number: 1-12994

THE MILLS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1802283 (I.R.S. Employer Identification No.)

1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209
(Address of principal executive offices—zip code)

(703) 526-5000
(Registrant's telephone number, including area code)

(former name or former address, if changed since last report)
Not Applicable

THE MILLS CORPORATION
FORM 8-K

Item 7. Financial Statements, Pro FormaFinancial Information and Exhibits.

        (a) Financial Statements

    None

        (b)Pro FormaFinancial Information

    None

        (c) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated August 13, 2003
99.2	Supplemental Information as of June 30, 2003

Item 12. Results of Operations and Financial Condition.

        The following information is being provided under Item 12—Results of Operations and Financial Condition. The information in Exhibit 99.1 and 99.2 to this Form 8-K shall not be deemed "filed" with the SEC for any purpose including Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 regardless of any general incorporation language in such filing.

        On August 13, 2003, The Mills Corporation issued a press release announcing its financial results for the second quarter 2003. The full text of the press release including the supplemental information is furnished with this report as Exhibit 99.1 and Exhibit 99.2 and is incorporated herein. Attachment 1 to Exhibit 99.2, "Definitions and Reconciliation of Non-GAAP Financial Measures and Other Terms", defines, explains and reconciles the non-GAAP measures presented in the press release and supplemental information package.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION
Dated: August 13, 2003	By:	/s/ MARY JANE MORROW Mary Jane Morrow Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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THE MILLS CORPORATION FORM 8-K
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURE